HIT AT A GLANCE

•	A $6.5 billion investment grade fixed-income mutual fund

•	Expertise in the highest credit quality multifamily mortgage backed securities (MBS).

•	Proven 35+-year history of competitive returns for pension funds and labor organizations, such as health and welfare funds, while also generating vital union construction jobs, and supporting housing (including affordable and workforce housing), and healthcare facilities.

•	100% union labor requirement for all on-site construction.

•	Successful history as a fixed-income impact investor incorporating Environmental, Social, and Governance (ESG) factors into its investment strategy and signatory of the United Nations-supported Principles for Responsible Investment (PRI).

RELATIVE RETURNS As of June 30, 2020, periods over one year are annualized

The AAA Index represents the AAA Component of the Bloomberg Barclays U.S. Aggregate Bond Index.

BENEFITS OF THE HIT

•	Core fixed-income option with a strong performance record.

•	Higher income, superior credit profile, and similar levels of interest rate risk compared to its benchmark.

•	Directly sources multifamily construction-related investments that have higher yields than other investments of similar duration and credit quality.

•	Ongoing yield advantage strengthens its performance relative to its benchmark.

•	High credit quality multifamily MBS differentiate the HIT from many other core fixed-income vehicles.

•	The HIT’s risk profile, due to its concentration in multifamily MBS and exclusion of corporate bonds, could be a useful consideration for potential portfolio diversification from other asset classes.

STRATEGY: OVERWEIGHT MULTIFAMILY MBS

•	Construct and manage a portfolio with higher credit quality, higher yield, and similar interest rate risk relative to the Bloomberg Barclays US Aggregate Bond Index benchmark.

•	Invest in high credit quality multifamily MBS that can provide an income advantage for the HIT and contribute to its performance relative to the benchmark.

RISK COMPARISON
As of June 30, 2020

	HIT	Barclays
Credit Profile
U.S. Government/Agency/AAA/Cash	93.75%	69.72%
A & Below/Not Rated	1.83%	26.79%
Yield
Current Yield	2.78%	2.77%
Yield to Worst	1.64%	1.28%
Interest Rate Risk
Effective Duration	5.71	6.10
Convexity	0.30	0.23
Call Risk
Call Protected	77%	73%
Not Call Protected	23%	27%

Source: HIT and Bloomberg Barclays US Aggregate Bond Index

continued

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

COVID-19 UPDATE: Smooth operations continue as HIT investments generate competitive returns and support economic recovery
•	Remote operations continue seamlessly since March 10, 2020, protecting staff and public safety, drawing on sound business continuity planning and infrastructure.
•	All business functions performing smoothly (trade settlements, construction draw funding, accounts payable, payroll, month-end closing).
•	Constant cybersecurity monitoring and no interruptions.
•	The HIT’s investments leverage labor’s capital and spur growth, generating competitive returns, union jobs and affordable housing—essential for post-COVID recovery from record job losses and racial and social inequities.
•	The HIT moving to new office space in July 2020.

LABOR POLICIES: BEST IN CLASS

•	Documentation—general contractors and developers have a contractual obligation requiring 100% union labor.
•	Monitoring and Enforcement—HIT Labor Relations ensures compliance and solves issues that may arise.
•	Measurement—work hours measured and reported for every project.

PROJECT PROFILE: WRIGLEYVILLE NORTH APARTMENTS

CHICAGO, IL

•	$35.0 million HIT investment
•	$40.9 million new construction project
•	$77.2 million in total economic benefits
•	Creating an estimated 289,900 hours of union construction work (145 jobs)
•	Seven-story mixed-use/mixed-income development will create 120 units of housing

ECONOMIC IMPACT OF INVESTMENTS*

(1984-present)

534 PROJECTS	178.5M	hours of on-site union construction work created
$8.7B in HIT capital invested
$16.5B in total development cost
$33.0B total economic benefits
$13.3B in personal income including wages and benefits ($6.7B for construction workers)
194,188 total jobs generated across communities
117,125 housing and healthcare units nationwide (67% affordable housing)

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of June 30, 2020. Economic impact data is in 2019 dollars and all other figures are nominal.

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s current prospectus. To obtain a current prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com New address effective 8/1: 1227 25th Street, NW | Suite 500 | Washington, DC 20037